Exhibit 99.1 Banc of California Reports First Quarter 2019 Earnings SANTA ANA, Calif., (April 23, 2019) – Banc of California, Inc. (NYSE: BANC) today reported net income available to common stockholders of $2.7 million, for the first quarter of 2019, resulting in diluted earnings per common share of $0.05 for the quarter. Highlights for the first quarter included:  Core Deposits: Core deposit balances were up to $6.3 billion from $6.2 billion in the prior quarter and $5.7 billion a year ago. o Wholesale funding mix is 24% in the first quarter, down from 30% at the end of 2018. o Noninterest bearing deposits increased by $97 million.  HFI Loan Balances: Held for investment loans decreased by $144 million during the quarter to $7.6 billion. o Gross loan commitment originations totaled $521 million for the first quarter at an average production yield of 5.29%. o Sales of single family loans totaled $243 million.  Asset Re-Mix: Investment securities balance declined by $521 million during the quarter and represented 15% of total assets at quarter end, down from 19% at the end of the prior quarter and 23% from a year ago.  Noninterest Expenses: First quarter noninterest expenses totaled $61.8 million, up from $49.6 million for the fourth quarter, driven by a seasonal increase in salaries and benefits combined with increased professional fees and restructuring expenses.  Credit Performance: Non-performing assets to total assets at quarter end were 0.29% and total delinquent loans to total loans at quarter end were 0.79%, compared to 0.21% and 0.53%, respectively, at the prior quarter end. Net charge-offs during the quarter totaled $1.1 million, compared with $2.5 million during the prior quarter. The ALLL / total loan ratio was 0.85% at quarter end, up from 0.81% at the prior quarter end and 0.79% a year ago.  Strong Capital Ratios: Common equity tier 1 capital ratio at quarter end of 9.72%, compared to 9.53% at the prior quarter end and 9.80% a year ago. Capital actions:  Dividend Reduction: The Company’s Board of Directors approved a plan to reduce the quarterly dividend from $0.13 to $0.06 per common share. The Company’s first quarter results included $11.0 million of legal and professional fees and $2.8 million in restructuring expenses, offset by a $4.7 million insurance recovery related to ongoing indemnification expenses. “The first quarter results, and particularly actions taken at the end of the quarter, reflect continued effort toward our strategic transformation,” said Jared Wolff, President and Chief Executive Officer of Banc of California. “We increased our core deposits during the quarter by $58 million and more importantly, increased our noninterest bearing deposits by $97 million. Additionally, we decreased our wholesale funding balance to 24% of total funding. Credit quality remained strong with non-performing assets to total assets at 0.29% at quarter end.” Mr. Wolff continued “This will be my first quarterly earnings call as the company’s President and CEO, and I am honored to be leading Banc of California at such an exciting time for the company. We have a great brand, very talented people at all levels and are located in one of the best banking markets in the country with the expertise, products and platform necessary to be one of the premier community banking franchises in California. I look forward to accelerating the company’s transformation and continuing to build long term value for our stockholders.” 3 MacArthur Place  Santa Ana, CA 92707  (949) 236-5250  www.bancofcal.com

The Company will host a conference call to discuss its first quarter 2019 financial results at 10:00 a.m. Pacific Time (PT) on Tuesday, April 23, 2019. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 4703060. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company's Investor Relations website prior to the call. About Banc of California, Inc. Banc of California, Inc. (NYSE: BANC) is a bank holding company with approximately $10 billion in assets and one wholly- owned banking subsidiary, Banc of California, N.A. (the “Bank”). The Bank has 43 offices including 32 full-service branches located throughout Southern California. Through our 750+ dedicated professionals, we provide customized and innovative banking and lending solutions to businesses, entrepreneurs and individuals throughout California. We help our clients grow their businesses, purchase a home, create jobs, transform neighborhoods, enrich communities and empower their dreams. We also help to improve the communities where we live and work, by supporting organizations that provide financial literacy and job training, small business support and affordable housing. With a commitment to service and building enduring relationships, we provide a higher standard of banking. We look forward to helping you achieve your goals. For more information, please visit us at www.bancofcal.com. Forward-Looking Statements This press release includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Source: Banc of California, Inc. INVESTOR RELATIONS INQUIRIES: Banc of California, Inc. John A. Bogler, (855) 361-2262 - 2 -

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
ASSETS					
Cash and cash equivalents	$ 304,705	$ 391,592	$ 372,221	$ 385,691	$ 346,704
Securities available-for-sale	1,471,303	1,992,500	2,059,832	2,297,124	2,424,593
Loans held-for-sale	25,191	8,116	9,382	13,753	20,180
Loans and leases receivable	7,557,200	7,700,873	7,253,293	7,036,004	6,930,507
Allowance for loan and lease losses	(63,885)	(62,192)	(57,782)	(56,678)	(54,763)
Federal Home Loan Bank and other bank stock	55,794	68,094	71,308	75,737	82,715
Servicing rights, net	3,053	3,428	3,770	3,869	6,739
Other real estate owned, net	316	672	434	710	1,024
Premises and equipment, net	130,417	129,394	133,129	135,478	135,198
Investments in alternative energy partnerships, net	26,578	28,988	41,781	44,806	48,344
Goodwill	37,144	37,144	37,144	37,144	37,144
Other intangible assets, net	5,726	6,346	6,990	7,683	8,510
Deferred income tax, net	45,111	49,404	47,865	42,334	43,192
Income tax receivable	4,787	2,695	1,764	7,995	10,126
Bank owned life insurance investment	107,552	107,027	106,468	105,917	105,384
Right of use assets	24,519	-	-	-	-
Other assets	151,014	146,496	152,933	155,298	153,834
Assets of discontinued operations	-	19,490	20,290	26,415	29,888
Total assets	**$ 9,886,525**	**$ 10,630,067**	**$ 10,260,822**	**$ 10,319,280**	**$ 10,329,319**
LIABILITIES AND STOCKHOLDERS' EQUITY					
Noninterest-bearing deposits	$ 1,120,700	$ 1,023,360	$ 1,061,557	$ 1,005,032	$ 1,039,116
Interest-bearing deposits	6,604,232	6,893,284	6,340,185	6,130,762	6,071,049
Total deposits	7,724,932	7,916,644	7,401,742	7,135,794	7,110,165
Advances from Federal Home Loan Bank	935,000	1,520,000	1,640,000	1,805,000	1,905,000
Notes payable, net	173,203	173,174	173,096	173,017	172,966
Reserve for loss on repurchased loans	2,486	2,506	2,575	3,149	3,426
Lease liabilities	25,893	-	-	-	-
Due on unsettled securities purchases	-	-	17,500	132,546	59,000
Accrued expenses and other liabilities	76,686	72,209	79,231	81,086	84,997
Liabilities of discontinued operations	-	-	-	-	9
Total liabilities	8,938,200	9,684,533	9,314,144	9,330,592	9,335,563
Commitments and contingent liabilities					
Preferred stock	231,128	231,128	231,128	269,071	269,071
Common stock	518	518	518	517	517
Common stock, class B non-voting non-convertible	5	5	5	4	5
Additional paid-in capital	626,608	625,834	624,789	623,372	623,483
Retained earnings	136,943	140,952	140,971	143,880	141,008
Treasury stock	(28,786)	(28,786)	(28,786)	(28,786)	(28,786)
Accumulated other comprehensive (loss) income, net	(18,091)	(24,117)	(21,947)	(19,370)	(11,542)
Total stockholders' equity	948,325	945,534	946,678	988,688	993,756
Total liabilities and stockholders' equity	**$ 9,886,525**	**$ 10,630,067**	**$ 10,260,822**	**$ 10,319,280**	**$ 10,329,319**

Banc of California, Inc.
Consolidated Statements of Operations
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended				
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Interest and dividend income					
Loans, including fees	$ 90,558	$ 88,258	$ 84,795	$ 81,307	$ 74,912
Securities	17,841	19,882	20,599	21,455	21,631
Other interest-earning assets	2,313	2,990	2,380	2,423	2,164
Total interest and dividend income	110,712	111,130	107,774	105,185	98,707
Interest expense					
Deposits	31,443	28,972	25,154	20,315	16,795
Federal Home Loan Bank advances	9,081	9,068	8,996	9,539	7,392
Securities sold under repurchase agreements	18	25	47	211	750
Notes payable and other interest-bearing liabilities	2,362	2,383	2,385	2,356	2,332
Total interest expense	42,904	40,448	36,582	32,421	27,269
Net interest income	67,808	70,682	71,192	72,764	71,438
Provision for loan and lease losses	2,512	6,653	1,410	2,653	19,499
Net interest income after provision for loan and lease losses	65,296	64,029	69,782	70,111	51,939
Noninterest income					
Customer service fees	1,515	1,786	1,446	1,491	1,592
Loan servicing income (loss)	118	22	439	948	2,311
Impairment loss on investment securities	-	(3,252)	-	-	-
Net gain on sale of securities available for sale	208	-	13	278	5,241
Net gain (loss) on sale of loans	1,553	873	279	821	(41)
All other income (loss)	2,901	3,019	2,647	4,523	(521)
Total noninterest income	6,295	2,448	4,824	8,061	8,582
Noninterest expense					
Salaries and employee benefits	28,439	24,587	24,832	29,440	31,115
Occupancy and equipment	7,686	8,064	8,213	7,883	7,687
Professional fees	11,041	6,206	11,966	6,303	9,177
Data processing	1,496	1,733	1,884	1,678	1,656
Advertising	2,057	3,371	3,152	2,864	3,277
Regulatory assessments	2,482	1,252	2,138	2,196	2,092
Reversal of provision for loan repurchases	(116)	(122)	(360)	(218)	(1,788)
Amortization of intangible assets	620	644	693	827	843
Restructuring expense	2,795	(105)	553	3,983	-
All other expenses	3,385	3,153	5,322	5,775	5,775
Total noninterest expense excluding loss (gain) on investments in alternative energy partnerships	59,885	48,783	58,393	60,731	59,834
Loss (gain) on investments in alternative energy partnerships	1,950	786	2,484	1,808	(34)
Total noninterest expense	61,835	49,569	60,877	62,539	59,800
Income from continuing operations before income taxes	9,756	16,908	13,729	15,633	721
Income tax expense (benefit)	2,719	6,117	3,301	1,779	(6,353)
Income from continuing operations	**7,037**	**10,791**	**10,428**	**13,854**	**7,074**
Income from discontinued operations before income taxes	-	347	924	1,281	2,044
Income tax expense	-	100	256	355	560
Income from discontinued operations	**-**	**247**	**668**	**926**	**1,484**
Net income	**7,037**	**11,038**	**11,096**	**14,780**	**8,558**
Preferred stock dividends	4,308	4,308	4,970	5,113	5,113
Impact of preferred stock redemption	-	-	2,307	-	-
Net income available to common stockholders	**$ 2,729**	**$ 6,730**	**$ 3,819**	**$ 9,667**	**$ 3,445**
Basic earnings per common share					
Income from continuing operations	$ 0.05	$ 0.12	$ 0.06	$ 0.17	$ 0.03
Income from discontinued operations	-	0.01	0.01	0.02	0.03
Net income	**$ 0.05**	**$ 0.13**	**$ 0.07**	**$ 0.19**	**$ 0.06**
Diluted earnings per common share					
Income from continuing operations	$ 0.05	$ 0.12	$ 0.06	$ 0.16	$ 0.03
Income from discontinued operations	-	0.01	0.01	0.02	0.03
Net income	**$ 0.05**	**$ 0.13**	**$ 0.07**	**$ 0.18**	**$ 0.06**
Weighted average number of common shares outstanding					
Basic	50,676,722	50,651,805	50,656,076	50,593,429	50,590,545
Diluted	50,846,722	50,812,874	50,899,464	50,919,091	50,925,530
Dividends declared per common share	**$ 0.13**	**$ 0.13**	**$ 0.13**	**$ 0.13**	**$ 0.13**

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended				
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Profitability and other ratios of consolidated operations					
Return on average assets [(1)]	0.28%	0.43%	0.43%	0.58%	0.34%
Return on average equity [(1)]	2.98%	4.56%	4.40%	5.92%	3.40%
Return on average tangible common equity [(2)]	1.91%	4.19%	2.49%	6.03%	2.37%
Dividend payout ratio [(3)]	260.00%	100.00%	185.71%	68.42%	216.67%
Net interest spread	2.47%	2.56%	2.62%	2.75%	2.74%
Net interest margin [(1)]	2.81%	2.88%	2.93%	3.01%	2.98%
Noninterest income to total revenue [(4)]	8.49%	3.60%	7.42%	11.16%	12.73%
Noninterest income to average total assets [(1)]	0.25%	0.10%	0.22%	0.36%	0.41%
Noninterest expense to average total assets [(1)]	2.43%	1.92%	2.38%	2.45%	2.36%
Efficiency ratio [(5)]	83.44%	67.47%	79.15%	76.17%	72.87%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships [(2), (5)]	83.00%	67.09%	77.88%	73.50%	65.70%
Average held-for-investment loans and leases to average deposits	100.45%	97.40%	97.00%	98.63%	94.87%
Average investment securities to average total assets	17.00%	19.85%	21.28%	22.27%	24.60%
Average stockholders' equity to average total assets	9.29%	9.38%	9.85%	9.78%	9.94%
Allowance for loan and lease losses (ALLL)					
Balance at beginning of period	$ 62,192	$ 57,782	$ 56,678	$ 54,763	$ 49,333
Loans and leases charged off	(1,063)	(2,522)	(388)	(950)	(14,639)
Recoveries	244	279	82	212	570
Provision for loan and lease losses	2,512	6,653	1,410	2,653	19,499
Balance at end of period	$ 63,885	$ 62,192	$ 57,782	$ 56,678	$ 54,763
Annualized net loan charge-offs to average total loans and leases held-for-investment	0.04%	0.12%	0.02%	0.04%	0.84%
Reserve for loss on repurchased loans					
Balance at beginning of period	$ 2,506	$ 2,575	$ 3,149	$ 3,426	$ 6,306
Reversal of provision for loan repurchases	(20)	(69)	(342)	(165)	(1,786)
Utilization of reserve for loan repurchases	-	-	(232)	(112)	(1,094)
Balance at end of period	$ 2,486	$ 2,506	$ 2,575	$ 3,149	$ 3,426

(1) Ratios are presented on an annualized basis.

(2) The ratios are determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). See Non-GAAP measures section for reconciliation of the calculation.

(3) The ratio is calculated by dividing dividends declared per common share by basic earnings per common share.

(4) Total revenue is equal to the sum of net interest income before provision for loan and lease losses and noninterest income.

(5) The ratios are calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Asset quality information and ratios					
Delinquent loans and leases held-for-investment					
30 to 89 days delinquent	$ 44,840	$ 26,684	$ 20,265	$ 15,097	$ 31,936
90+ days delinquent	14,623	13,846	15,269	11,453	11,526
Total delinquent loans	$ 59,463	$ 40,530	$ 35,534	$ 26,550	$ 43,462
Total delinquent loans and leases to total loans and leases	0.79%	0.53%	0.49%	0.38%	0.63%
Non-performing assets, excluding loans held-for-sale					
Non-performing loans and leases	$ 27,739	$ 21,585	$ 25,523	$ 22,290	$ 21,220
90+ days delinquent and still accruing loans and leases	731	470	-	-	-
Other real estate owned	316	672	434	710	1,024
Non-performing assets	$ 28,786	$ 22,727	$ 25,957	$ 23,000	$ 22,244
ALLL to non-performing loans and leases	224.40%	281.99%	226.39%	254.28%	258.07%
Non-performing loans and leases to total loans and leases	0.38%	0.29%	0.35%	0.32%	0.31%
Non-performing assets to total assets	0.29%	0.21%	0.25%	0.22%	0.22%
Troubled debt restructurings (TDRs)					
Performing TDRs	$ 5,574	$ 5,745	$ 5,580	$ 5,648	$ 5,787
Non-performing TDRs	1,943	2,276	2,684	2,701	2,632
Total TDRs	$ 7,517	$ 8,021	$ 8,264	$ 8,349	$ 8,419
Loans and leases and ALLL by loan origination type					
Loan and lease breakdown by origination type					
Originated loans and leases	$ 6,991,056	$ 7,105,171	$ 6,683,683	$ 6,446,127	$ 6,295,843
Acquired loans not impaired at acquisition	566,144	595,702	569,610	589,877	634,664
Total loans and leases	$ 7,557,200	$ 7,700,873	$ 7,253,293	$ 7,036,004	$ 6,930,507
ALLL breakdown by origination type					
Originated loans and leases	$ 63,003	$ 61,256	$ 56,672	$ 55,534	$ 53,605
Acquired loans not impaired at acquisition	882	937	1,110	1,144	1,158
Total ALLL	$ 63,885	$ 62,193	$ 57,782	$ 56,678	$ 54,763
Discount on Purchased/Acquired Loans					
Acquired loans not impaired at acquisition	$ 11,184	$ 11,645	$ 12,311	$ 12,932	$ 14,255
Total Discount	$ 11,184	$ 11,645	$ 12,311	$ 12,932	$ 14,255
Percentage of ALLL to:					
Originated loans and leases	0.90%	0.86%	0.85%	0.86%	0.85%
Originated loans and leases and acquired loans not impaired at acquisition	0.85%	0.81%	0.80%	0.81%	0.79%
Total loans and leases	0.85%	0.81%	0.80%	0.81%	0.79%

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Composition of held-for-investment loans and leases					
Commercial real estate	$ 865,521	$ 867,013	$ 823,193	$ 793,855	$ 773,193
Multifamily	2,332,527	2,241,246	2,112,190	1,959,965	1,944,082
Construction	211,549	203,976	200,294	211,110	200,766
Commercial and industrial	1,907,102	1,944,142	1,673,055	1,742,559	1,638,559
SBA	74,998	68,741	71,494	78,092	79,022
Lease financing	-	-	-	-	3
Total commercial loans	5,391,697	5,325,118	4,880,226	4,785,581	4,635,625
Single family residential mortgage	2,102,694	2,305,490	2,300,069	2,174,183	2,201,358
Other consumer	62,809	70,265	72,998	76,240	93,524
Total consumer loans	2,165,503	2,375,755	2,373,067	2,250,423	2,294,882
Total gross loans and leases	$ 7,557,200	$ 7,700,873	$ 7,253,293	$ 7,036,004	$ 6,930,507
Composition percentage of held-for-investment loans and leases					
Commercial real estate	11.5%	11.3%	11.3%	11.3%	11.2%
Multifamily	30.9%	29.2%	29.1%	27.9%	28.1%
Construction	2.8%	2.6%	2.8%	3.0%	2.9%
Commercial and industrial	25.2%	25.2%	23.1%	24.8%	23.6%
SBA	1.0%	0.9%	1.0%	1.1%	1.1%
Lease financing	0.0%	0.0%	0.0%	0.0%	0.0%
Total commercial loans	71.4%	69.2%	67.3%	68.1%	66.9%
Single family residential mortgage	27.8%	29.9%	31.7%	30.9%	31.8%
Other consumer	0.8%	0.9%	1.0%	1.0%	1.3%
Total consumer loans	28.6%	30.8%	32.7%	31.9%	33.1%
Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%
Composition of deposits					
Noninterest-bearing checking	$ 1,120,700	$ 1,023,360	$ 1,061,557	$ 1,005,032	$ 1,039,116
Interest-bearing checking	1,573,499	1,556,410	1,713,790	1,778,400	1,864,629
Money market	899,330	873,153	856,886	1,136,335	1,091,735
Savings	1,151,442	1,265,847	1,269,489	1,175,275	1,051,267
Brokered certificates of deposit	1,295,066	1,543,269	987,771	686,203	974,706
Non-brokered certificates of deposit	1,684,895	1,654,605	1,512,249	1,354,549	1,088,712
Total deposits	$ 7,724,932	$ 7,916,644	$ 7,401,742	$ 7,135,794	$ 7,110,165
Composition percentage of deposits					
Noninterest-bearing checking	14.5%	12.9%	14.3%	14.1%	14.6%
Interest-bearing checking	20.4%	19.7%	23.2%	24.9%	26.2%
Money market	11.6%	11.0%	11.6%	15.9%	15.4%
Savings	14.9%	16.0%	17.2%	16.5%	14.8%
Brokered certificates of deposit	16.8%	19.5%	13.3%	9.6%	13.7%
Non-brokered certificates of deposit	21.8%	20.9%	20.4%	19.0%	15.3%
Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%
Capital Ratios					
Banc of California, Inc.					
Total risk-based capital ratio	14.01%	13.71%	14.05%	14.71%	14.60%
Tier 1 risk-based capital ratio	13.03%	12.77%	13.15%	13.83%	13.74%
Common equity tier 1 capital ratio	9.72%	9.53%	9.80%	9.90%	9.80%
Tier 1 leverage ratio	8.87%	8.95%	8.99%	9.30%	9.21%
Banc of California, NA					
Total risk-based capital ratio	15.79%	15.71%	15.94%	16.63%	16.53%
Tier 1 risk-based capital ratio	14.81%	14.77%	15.04%	15.74%	15.67%
Common equity tier 1 capital ratio	14.81%	14.77%	15.04%	15.74%	15.67%
Tier 1 leverage ratio	10.07%	10.36%	10.29%	10.58%	10.50%

Banc of California, Inc.
Average Balance, Average Yield Earned, and Average Cost Paid
(Dollars in thousands)
(Unaudited)

	Three Months Ended								
	March 31, 2019			December 31, 2018			September 30, 2018		
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets									
Loans held-for-sale [(1)]	$ 31,374	$ 228	2.95%	$ 33,243	$ 221	2.64%	$ 42,754	$ 263	2.44%
SFR mortgage	2,312,900	24,062	4.22%	2,260,205	23,585	4.14%	2,222,602	23,461	4.19%
Commercial real estate, multifamily, and construction	3,387,698	38,117	4.56%	3,246,860	37,403	4.57%	3,091,706	35,838	4.60%
Commercial and industrial, SBA, and lease financing	1,920,220	27,235	5.75%	1,791,708	26,219	5.81%	1,739,711	24,382	5.56%
Other consumer	62,558	916	5.94%	68,479	990	5.74%	69,600	981	5.59%
Gross loans and leases	7,714,750	90,558	4.76%	7,400,495	88,418	4.74%	7,166,373	84,925	4.70%
Securities	1,751,509	17,841	4.13%	2,032,632	19,882	3.88%	2,163,037	20,599	3.78%
Other interest-earning assets	321,823	2,313	2.91%	318,419	2,990	3.73%	335,160	2,380	2.82%
Total interest-earning assets	9,788,082	110,712	4.59%	9,751,546	111,290	4.53%	9,664,570	107,904	4.43%
Allowance for loan and lease losses	(61,924)			(58,099)			(56,730)		
BOLI and non-interest earning assets	575,559			544,302			554,636		
Total assets	$ 10,301,717			$ 10,237,749			$ 10,162,476		
Interest-bearing liabilities									
Savings	$ 1,201,802	5,480	1.85%	$ 1,279,155	5,663	1.76%	$ 1,231,696	5,122	1.65%
Interest-bearing checking	1,554,846	4,525	1.18%	1,666,884	4,916	1.17%	1,789,679	5,054	1.12%
Money market	887,538	4,128	1.89%	803,157	3,168	1.56%	966,165	3,455	1.42%
Certificates of deposit	2,982,980	17,310	2.35%	2,759,665	15,225	2.19%	2,332,181	11,523	1.96%
Total interest-bearing deposits	6,627,166	31,443	1.92%	6,508,861	28,972	1.77%	6,319,721	25,154	1.58%
FHLB advances	1,422,100	9,081	2.59%	1,447,348	9,068	2.49%	1,528,674	8,996	2.33%
Securities sold under repurchase agreements	2,350	18	3.11%	3,116	25	3.18%	6,418	47	2.91%
Long-term debt and other interest-bearing liabilities	174,230	2,362	5.50%	174,281	2,383	5.42%	174,361	2,385	5.43%
Total interest-bearing liabilities	8,225,846	42,904	2.12%	8,133,606	40,448	1.97%	8,029,174	36,582	1.81%
Noninterest-bearing deposits	1,021,741			1,054,790			1,023,890		
Non-interest-bearing liabilities	97,430			89,111			108,593		
Total liabilities	9,345,017			9,277,507			9,161,657		
Total stockholders' equity	956,700			960,242			1,000,819		
Total liabilities and stockholders' equity	$ 10,301,717			$ 10,237,749			$ 10,162,476		
Net interest income/spread		$ 67,808	2.47%		$ 70,842	2.56%		$ 71,322	2.62%
Net interest margin			2.81%			2.88%			2.93%
Ratio of interest-earning assets to interest-bearing liabilities	118.99%			119.89%			120.37%		
Total deposits	$ 7,648,907	$ 31,443	1.67%	$ 7,563,651	$ 28,972	1.52%	$ 7,343,611	$ 25,154	1.36%
Total funding [(2)]	$ 9,247,587	$ 42,904	1.88%	$ 9,188,396	$ 40,448	1.75%	$ 9,053,064	$ 36,582	1.60%

(1) Includes loans held-for-sale of discontinued operations.

(2) Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

6

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended					
	June 30, 2018			March 31, 2018		
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets						
Loans held-for-sale [(1)]	$ 54,791	$ 328	2.40%	$ 97,095	$ 297	1.24%
SFR mortgage	2,223,608	22,790	4.11%	2,122,666	21,352	4.08%
Commercial real estate, multifamily, and construction	2,989,014	33,736	4.53%	2,856,290	31,439	4.46%
Commercial and industrial, SBA, and lease financing	1,707,478	23,664	5.56%	1,625,549	20,850	5.20%
Other consumer	80,188	978	4.89%	103,676	1,160	4.54%
Gross loans and leases	7,055,079	81,496	4.63%	6,805,276	75,098	4.48%
Securities	2,279,416	21,455	3.78%	2,525,220	21,631	3.47%
Other interest-earning assets	392,342	2,423	2.48%	407,064	2,164	2.16%
Total interest-earning assets	9,726,837	105,374	4.35%	9,737,560	98,893	4.12%
Allowance for loan and lease losses	(54,903)			(49,257)		
BOLI and non-interest earning assets	565,224			574,930		
Total assets	$ 10,237,158			$ 10,263,233		
Interest-bearing liabilities						
Savings	$ 1,055,693	3,886	1.48%	$ 1,055,338	3,300	1.27%
Interest-bearing checking	1,822,856	4,182	0.92%	1,976,160	4,108	0.84%
Money market	1,134,280	3,689	1.30%	1,076,117	2,834	1.07%
Certificates of deposit	2,079,932	8,558	1.65%	1,906,556	6,553	1.39%
Total interest-bearing deposits	6,092,761	20,315	1.34%	6,014,171	16,795	1.13%
FHLB advances	1,827,307	9,539	2.09%	1,711,089	7,392	1.75%
Securities sold under repurchase agreements	29,907	211	2.83%	119,543	750	2.54%
Long-term debt and other interest-bearing liabilities	174,296	2,356	5.42%	174,424	2,332	5.42%
Total interest-bearing liabilities	8,124,271	32,421	1.60%	8,019,227	27,269	1.38%
Noninterest-bearing deposits	1,004,502			1,056,700		
Non-interest-bearing liabilities	107,529			167,345		
Total liabilities	9,236,302			9,243,272		
Total stockholders' equity	1,000,856			1,019,961		
Total liabilities and stockholders' equity	$ 10,237,158			$ 10,263,233		
Net interest income/spread		$ 72,953	2.75%		$ 71,624	2.74%
Net interest margin			3.01%			2.98%
Ratio of interest-earning assets to interest-bearing liabilities	119.73%			121.43%		
Total deposits	$ 7,097,263	$ 20,315	1.15%	$ 7,070,871	$ 16,795	0.96%
Total funding [(2)]	$ 9,128,773	$ 32,421	1.42%	$ 9,075,927	$ 27,269	1.22%

(1) Includes loans held-for-sale of discontinued operations.

(2) Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

7

Banc of California, Inc.
Consolidated Operations
Non-GAAP Measures
(Dollars in thousands, except per share data)
(Unaudited)

Under Item 10(e) of SEC Regulation S-K, public companies disclosing financial measures in filings with the SEC that are not calculated in accordance with GAAP must al: disclose, along with each non-GAAP financial measure, certain additional information, including a presentation of the most directly comparable GAAP financial measure a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a statement of the reasons why the company's management believes that presentation of the non-GAAP financial measure provides useful information to investors regarding the company's financial condition and res of operations and, to the extent material, a statement of the additional purposes, if any, for which the company's management uses the non-GAAP financial measure.

Return on average tangible common equity and efficiency ratio, as adjusted, tangible common equity to tangible assets, and tangible common equity per common share constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company's performance.

Tangible common equity is calculated by subtracting preferred stock, goodwill, and other intangible assets from stockholders' equity. Tangible assets is calculated by subtracting goodwill and other intangible assets from total assets. Banking regulators also exclude goodwill and other intangible assets from stockholders' equity when assessing the capital adequacy of a financial institution.

Adjusted efficiency ratio is calculated by subtracting loss on investments in alternative energy partnerships from noninterest expense and adding total pre-tax return, wh includes the loss on investments in alternative energy partnerships, to the sum of net interest income and noninterest income (total revenue). Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the fi results and operating performance of the Company.

This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measu may be presented by other companies.

The following tables provide reconciliations of the non-GAAP measures with financial measures defined by GAAP.

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Tangible common equity to tangible assets ratio					
Total assets	$ 9,886,525	$ 10,630,067	$ 10,260,822	$ 10,319,280	$ 10,329,319
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(5,726)	(6,346)	(6,990)	(7,683)	(8,510)
Tangible assets	$ 9,843,655	$ 10,586,577	$ 10,216,688	$ 10,274,453	$ 10,283,665
Total stockholders' equity	$ 948,325	$ 945,534	$ 946,678	$ 988,688	$ 993,756
Less goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less other intangible assets	(5,726)	(6,346)	(6,990)	(7,683)	(8,510)
Tangible equity	905,455	902,044	902,544	943,861	948,102
Less preferred stock	(231,128)	(231,128)	(231,128)	(269,071)	(269,071)
Tangible common equity	$ 674,327	$ 670,916	$ 671,416	$ 674,790	$ 679,031
Total stockholders' equity to total assets	9.59%	8.89%	9.23%	9.58%	9.62%
Tangible equity to tangible assets	9.20%	8.52%	8.83%	9.19%	9.22%
Tangible common equity to tangible assets	6.85%	6.34%	6.57%	6.57%	6.60%
Common shares outstanding	50,315,490	50,172,018	50,180,607	50,142,955	50,079,736
Class B non-voting non-convertible common shares outstanding	477,321	477,321	477,321	403,778	508,107
Total common shares outstanding	50,792,811	50,649,339	50,657,928	50,546,733	50,587,843
Tangible common equity per common shares	$ 13.28	$ 13.25	$ 13.25	$ 13.35	$ 13.42
Book value per common share	$ 14.12	$ 14.10	$ 14.13	$ 14.24	$ 14.33

8

Banc of California, Inc.

Consolidated Operations

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended				
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Return on tangible common equity					
Average total stockholders' equity	$ 956,700	$ 960,242	$ 1,000,819	$ 1,000,856	$ 1,019,961
Less average preferred stock	(231,128)	(231,128)	(260,822)	(269,071)	(269,071)
Less average goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less average other intangible assets	(6,128)	(6,731)	(7,412)	(8,110)	(8,972)
Average tangible common equity	$ 682,300	$ 685,239	$ 695,441	$ 686,531	$ 704,774
Net income	$ 7,037	$ 11,038	$ 11,096	$ 14,780	$ 8,558
Less preferred stock dividends and impact of preferred stock redemption	(4,308)	(4,308)	(7,277)	(5,113)	(5,113)
Add amortization of intangible assets	620	644	693	827	843
Add impairment on intangible assets	-	-	-	-	-
Less tax effect on amortization and impairment of intangible assets	(130)	(135)	(146)	(174)	(177)
Net income available to common stockholders	$ 3,219	$ 7,239	$ 4,366	$ 10,320	$ 4,111
Return on average equity	2.98%	4.56%	4.40%	5.92%	3.40%
Return on average tangible common equity	1.91%	4.19%	2.49%	6.03%	2.37%
Statutory tax rate utilized for calculating tax effect on amortization and impairment of intangible assets	21.00%	21.00%	21.00%	21.00%	21.00%

	Three Months Ended				
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships					
Noninterest expense	$ 61,835	$ 49,578	$ 60,977	$ 62,554	$ 59,812
(Loss) gain on investments in alternative energy partnerships	(1,950)	(786)	(2,484)	(1,808)	34
Adjusted noninterest expense	$ 59,885	$ 48,792	$ 58,493	$ 60,746	$ 59,846
Net interest income	$ 67,808	$ 70,842	$ 71,322	$ 72,953	$ 71,624
Noninterest income	6,295	2,644	5,718	9,168	10,452
Total revenue	74,103	73,486	77,040	82,121	82,076
Tax credit from investments in alternative energy partnerships	-	-	412	1,912	7,323
Deferred tax expense on investments in alternative energy partnerships	-	-	(43)	(211)	(769)
Tax effect on tax credit and deferred tax expense	-	26	180	631	2,422
(Loss) gain on investments in alternative energy partnerships	(1,950)	(786)	(2,484)	(1,808)	34
Total pre-tax adjustments for investments in alternative energy partnerships	(1,950)	(760)	(1,935)	524	9,010
Adjusted total revenue	$ 72,153	$ 72,726	$ 75,105	$ 82,645	$ 91,086
Efficiency ratio	83.44%	67.47%	79.15%	76.17%	72.87%
Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships	83.00%	67.09%	77.88%	73.50%	65.70%
Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense	27.00%	27.42%	32.81%	27.07%	26.98%

9